Exhibit 1

                             JOINT FILING AGREEMENT

      Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D dated March 12, 1999 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Global Pharmaceutical Corporation. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this day of March 12, 1999.

                                    FLEMING US DISCOVERY FUND III, L.P.
                                      By: Fleming US Discovery Partners, L.P.,
                                            its general partner
                                          By: Fleming US Discovery, LLC, its
                                                general partner

                                              By: /s/ Robert L. Burr
                                                  ------------------------------
                                                  Robert L. Burr, Director


                                    FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
                                      By: Fleming US Discovery Partners, L.P.,
                                            its general partner
                                              By: Fleming US Discovery, LLC, its
                                                    general partner

                                                  By: /s/ Robert L. Burr
                                                      --------------------------
                                                      Robert L. Burr, Director


                                    FLEMING US DISCOVERY PARTNERS, L.P.
                                      By: Fleming US Discovery, LLC, its
                                            general partner

                                          By: /s/ Robert L. Burr
                                              ----------------------------------
                                              Robert L. Burr, Director


                                    FLEMING US DISCOVERY, LLC

                                          By: /s/ Robert L. Burr
                                              ----------------------------------
                                              Robert L. Burr, Director

                                                                       Exhibit 1

                                    ROBERT FLEMING, INC.

                                          By: /s/ Robert L. Burr
                                              ----------------------------------
                                              Robert L. Burr, Director


                                    ROBERT FLEMING HOLDINGS, LTD.

                                          By: /s/ Arthur A. Levy
                                              ----------------------------------
                                              Arthur A. Levy, Director

                                   APPENDIX 1

      ADDRESS, ORGANIZATION AND PRINCIPAL BUSINESS OF EACH REPORTING PERSON REQUIRED BY ITEM 2 AND OTHER PERSONS REQUIRED BY ITEM 5

                               PRINCIPAL BUSINESS                PLACE OF
    REPORTING PERSON           AND OFFICE ADDRESS              ORGANIZATION                PRINCIPAL BUSINESS
Fleming US Discovery Fund    320 Park Avenue, 11th      Delaware limited partnership  to invest in securities with a
III, L.P.                    Floor                                                    view to long-term capital
("US Fund")                  New York, NY 10022                                       appreciation

Fleming US Discovery         c/o Bank of Bermuda, Ltd,  Bermuda limited partnership   to invest in securities with a
Offshore Fund III, L.P.      6 Front St                                               view to long-term capital
("Offshore Fund," with US    Hamilton HM 11 Bermuda                                   appreciation
Funds the "Funds")

Fleming US Discovery         320 Park Avenue,           Delaware limited partnership  to act as the general partner
Partners, L.P.               11th Floor                                               of the Funds
("Fleming Partners")         New York, NY  10022

Fleming US Discovery, LLC    320 Park Avenue,           Delaware limited liability    to act as the sole general
                             11th Floor                 company                       partner of Fleming Partners
                             New York, NY 10022

Robert Fleming, Inc.         320 Park Avenue,           Delaware corporation          a registered investment
                             11th Floor                                               adviser and broker-dealer
                             New York, NY 10022

Robert Fleming Holdings,     25 Copthall Avenue         United Kingdom company        to provide international
Ltd.                         London EC2B 7PQ,                                         investment banking, asset
                             England                                                  management and securities
                                                                                      brokerage services to its
                                                                                      clients

OTHER

Fleming US Discovery         25 Copthall Avenue
Investment Trust             London EC2B 7PQ,
                             England

Fleming US Discovery         320 Park Avenue,
Fund                         11th Floor
                             New York, NY  10022

                                                                      Appendix 2

                       INFORMATION ABOUT REPORTING PERSONS
                               REQUIRED BY ITEM 2

              MANAGERS AND COMMITTEES OF FLEMING US DISCOVERY, LLC

MANAGERS

          Robert Fleming, Inc.
          Robert L. Burr
          Christopher M.V. Jones*
          Eytan M. Shapiro*
          Timothy R.V. Parton*

EXECUTIVE COMMITTEE

           Arthur A. Levy
           Iain O.S. Saunders
           Jonathan K.L. Simon
           Robert L. Burr
           Christopher M.V. Jones

INVESTMENT COMMITTEE

           Robert L. Burr
           Christopher M.V. Jones
           Eytan M. Shapiro
           Timothy R.V. Parton

* Eytan M. Shapiro, Christopher M.V. Jones and Timothy R.V. Parton are United Kingdom citizens. Robert L. Burr is a United States citizen. Their business address is 320 Park Avenue, 11th Floor, New York, New York 10022. The citizenship and business address, for each of the remaining persons listed above is contained in "Executive Officers and Directors of Robert Fleming, Inc."

            EXECUTIVE OFFICERS AND DIRECTORS OF ROBERT FLEMING, INC.

Name:                                 Lord Robin Renwick
Citizenship:                          United Kingdom
Business Address:                     Robert Fleming & Co.
                                      25 Copthall Avenue
                                      London EC2R-7DR, England
Title:                                Chairman of the Board

Name:                                 Arthur A. Levy
Citizenship:                          United States
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                President, Vice Chairman and Director

Name:                                 Christopher M.V. Jones
Citizenship:                          United Kingdom
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                Director

Name:                                 Larry A. Kimmel
Citizenship:                          United States
Business Address:                     Robert Fleming,Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                Vice President and Director of Compliance

Name:                                 Iain O.S. Saunders
Citizenship:                          United Kingdom
Business Address:                     Robert Fleming & Co.
                                      25 Copthall Avenue
                                      London EC2R-7DR, England
Title:                                Director

Name:                                 Jonathan K.L. Simon
Citizenship:                          United Kingdom
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022

Title:                                Director

Name:                                 Andrea M. Whitmore
Citizenship:                          United Kingdom
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                Chief Financial Officer and Vice President

Name:                                 Mark Mattheys
Citizenship:                          United States
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
                                      Director and Chief Operating Officer
Title:

Name:                                 Charlie Bridge
Citizenship:                          United States
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                Director

Name:                                 Eduardo Canet
Citizenship:                          United States
Business Address:                     Robert Fleming, Inc.
                                      320 Park Avenue
                                      New York, NY 10022
Title:                                Director

             OFFICERS AND DIRECTORS OF ROBERT FLEMING HOLDINGS, LTD.

BOARD OF DIRECTORS*                            CITIZENSHIP

John Manser CBE                                United Kingdom
Chairman

William Garrett                                United Kingdom
Group Chief Executive

Phillip Wichelow                               United Kingdom

Iain O.S. Saunders                             United Kingdom

John Emly                                      United Kingdom

Paul Bateman                                   United Kingdom

Tom Hughes-Hallett                             United Kingdom

Michael Baines                                 United Kingdom

David Boardman                                 United Kingdom

Robin Fleming                                  United Kingdom

Ken Inglis                                     United Kingdom

Arthur A. Levy                                 United States

Bernard Taylor                                 United Kingdom

Sir Robin Renwick KCMG                         United Kingdom

John Archibald                                 United Kingdom

Peter Barton                                   United Kingdom

Ian Hannam                                     United Kingdom

*With the exception of Arthur A. Levy, the business address for each of the above persons is 25 Copthall Avenue, London EC2R- 77DR, England. The titles below the first four names refer to officer titles.